UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: April 6, 2016

(Date of earliest event reported)

H.B. FULLER COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-09225

Minnesota (State or other jurisdiction of incorporation)	41-0268370 (IRS Employer Identification No.)

1200 Willow Lake Boulevard

P.O. Box 64683

St. Paul, MN 55164-0683

(Address of principal executive offices, including zip code)

(651) 236-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 7, 2016 at the 2016 Annual Meeting of Shareholders of H.B. Fuller Company (the “Company”), the shareholders of the Company approved the H.B. Fuller Company 2016 Master Incentive Plan. Effective the same day, the Compensation Committee of the Board of Directors of the Company approved the forms of Non-Qualified Stock Option Agreement, Restricted Stock Unit Award Agreement, Restricted Stock Unit Award Agreement for the CEO, Performance Share Award Agreement, and Restricted Stock Unit Award Agreement for Non-Employee Directors attached to this Report as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

The Non-Qualified Stock Option Agreement and the Restricted Stock Unit Award Agreement forms provide for multi-year vesting of options and restricted stock units respectively in annual installments. The Restricted Stock Unit Award Agreement for the CEO allows for vesting of restricted stock units in equal installments over a multi-year period only if one or more performance criteria are met at a threshold or higher level. The Performance Share Award Agreement provides for multi-year vesting of restricted stock units in annual installments in the event that performance criteria are met at least at a threshold level. The number of restricted stock units that vest may increase from the threshold level if higher levels of performance are achieved for specified performance periods. The Restricted Stock Unit Award Unit Agreement for Non-Employee Directors provides for a vesting of restricted stock units on the earlier of a date certain or the date a director reaches the mandatory retirement age. The foregoing description is qualified in its entirety by reference to the forms of the Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 7, 2016, H.B. Fuller Company (the “Company”) held its 2016 Annual Meeting of Shareholders (“Annual Meeting”) for the purposes of the election of three directors for a three-year term, a non-binding advisory vote to approve the compensation of our named executive officers disclosed in the proxy statement, the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 3, 2016, and approval of the H.B. Fuller Company 2016 Master Incentive Plan. As of the record date, there was a total of 49,986,791 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 47,982,282 shares of Common Stock were represented in person or by proxy, therefore a quorum was present.

The voting results for the election of three directors for a three year-term were as follows:

	For	Withheld	Broker Non-Votes
Dante C. Parrini	41,066,161	3,608,084	3,308,037
John C. van Roden, Jr.	41,502,609	3,171,636	3,308,037
James J. Owens	41,113,664	3,560,581	3,308,037

The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2016 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
43,155,193	1,338,506	180,546	3,308,037

Votes regarding ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 3, 2016, were as follows:

For	Against	Abstain
47,488,631	439,396	54,255

The voting results on the approval of the H.B. Fuller Company 2016 Master Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
40,636,509	3,873,177	164,559	3,308,037

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.2	Form of Restricted Stock Unit Award Agreement under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.3	Form of Restricted Stock Unit Award Agreement for the CEO under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.4	Form of Performance Share Award Agreement under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.5	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H.B. FULLER COMPANY

By:	/s/ Timothy J. Keenan
Timothy J. Keenan
Vice President, General Counsel and Corporate Secretary

Date: April 8, 2016

EXHIBIT INDEX

     Exhibit No.                                 Description

10.1	Form of Non-Qualified Stock Option Agreement under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.2	Form of Restricted Stock Unit Award Agreement under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.3	Form of Restricted Stock Unit Award Agreement for the CEO under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.4	Form of Performance Share Award Agreement under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016
10.5	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the H.B. Fuller Company 2016 Master Incentive Plan for awards made on or after April 7, 2016